EXHIBIT 99.1


NEWS RELEASE


                           AMERICAN EXPLORATION CORP.


          AMERICAN EXPLORATION CORP. AND MAINLAND RESOURCES, INC. ENTER INTO LETTER AGREEMENT TO JOINTLY DEVELOP MISSISSIPPI ACREAGE


Calgary, Alberta - Sept. 17, 2009 - PR NEWSWIRE/FIRSTCALL - American Exploration Corp., a Nevada company ("the Company"), (AEXP:OTC BB EQO:Frankfurt) and Mainland Resources, Inc. (OTCBB:MNLU 5MN:Frankfurt) have entered into a Letter Agreement to jointly develop their contiguous acreage in Mississippi.

American Exploration will commit approximately 5000 net acres to the project and Mainland Resources will commit approximately 8500 net acres. This represents a total of 13,500 net acres to the composite project area.

Mainland Resources will act as the Operator of the project area and has agreed to pay 80% of the initial well (drilling and completion costs) for a 51% working interest in the well and total project area. American Exploration will pay 20% of the initial well (drilling and completion costs) to earn a 49% working interest in the well and total project area. The additional costs (ie. drilling, completions etc.) for oil and gas activities on the 13,500 net acre project area will be split on a 49% / 51% basis between American and Mainland respectively.

Mainland has a proven track record in the Haynesville shale having participated in the drilling and completion of two producing wells and a third well that is slated for completion on its lands in DeSoto Parish in Northwest Louisiana.

Company President Steve Harding states, "Working with Mainland Resources, Inc. is an ideal situation for American Exploration. They have had great success in the Haynesville shale in Louisiana and with our combined land position, we have secured enormous upside for our company on this exceptional prospect. We welcome the opportunity and look forward to moving into the drilling stage."


ABOUT AMERICAN EXPLORATION CORP.

American Exploration Corp. is engaged in the exploration and development of oil and gas prospects with the potential for discovery of new or unconventional hydrocarbon resources in the continental United States.

See www.americanexplorationcorp.com for more information.

Contact: Mr. Steve Harding
Tel. 403-233-8484

American Exploration Corp.
Suite 110, 1915 - 27 Avenue NE,


                           AMERICAN EXPLORATION CORP.

Calgary, Alberta T2E 7E4
Canada


SAFE HARBOR STATEMENT -THIS NEWS RELEASE CONTAINS OFORWARD-LOOKING STATEMENTSO, AS THAT TERM IS DEFINED IN SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS OESTIMATEO, OANTICIPATEO, OBELIEVEO, OPLANO OR OEXPECTO OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH PROPERTY DEVELOPMENT AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10-KSB AND ON FORM 10-QSB AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S DEVELOPMENT EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. EACH OF THE NASD, THE SEC AND THE OTCBB NEITHER APPROVES NOR DISAPPROVES OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.